Listing Report:Supplement No. 64 dated Sep 29, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 149172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 28.67%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$886	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	DiaperVine	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cloth Diapering Business
Purpose of loan:? I have started a cloth diapering business and I am looking to expand my product line and pay for start up costs. Check out my website at www.diapervine.com
My financial situation:? My husband is in the Army and he makes enough money to cover our bills and to save $350 each month.? I have spent $2,000 of our savings to start up the business, but would rather not use any more because I want to preserve our security blanket.? We live on a strict budget but have always managed to tithe to our church and to save each month.? I have no idea why Prosper has me listed as?a D rating - I have very little debt and only 2 delinquincies in 7 years.

Monthly net income: $ 2,348 ?We live in government housing, so we don?t pay for housing or utilities from our take-home pay

Monthly expenses:
Insurance: $ 101??
Car expenses: $ 366??
Phone, cable, internet: $ 336
Food, entertainment: $?550
Clothing, household expenses $?100
Credit cards and other loans: $ 106 (credit cards and student loans)??
Other expenses: $ 68 ? preschool ?
Money left to repay Prosper loan: $111
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.18% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	systematic-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF DEBT
Purpose of loan:
This loan will be used to pay debt I accumulated as a result of starting a business that went wrong.

My financial situation:
I am a good candidate for this loan because I value my credit and will not for any reason jeopardize it by not paying my debt.? I have been working at the same job for 12 years, which shows my commitment and responsibility.

Monthly net income: $ 2,000 (this includes my income from Social Security Retirement)

Monthly expenses: $ 1,400
??Housing: $?785.00
??Insurance: $
??Car expenses: $ 80.00 (only gas, car is already paid for)
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?200.00 (don't go out much)
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$300.35

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,061	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ktcdcn	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-740 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	800-820 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
pay off high interest loan
Purpose of loan:
This loan will be used to consolidate high interest debt.
My financial situation:
I am a good candidate for this loan because?? I have a stable work situation in a well paying profession that offers many work opportunities. I have a great credit rating that is very important to me.?There are no late payments listed on any of my credit reports.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	31%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 91% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 9% )	600-620 (Aug-2009) 620-640 (Jul-2009) 620-640 (Sep-2007) 620-640 (Aug-2007)
Principal balance:	$842.21	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$193.37

Auction yield range:	8.18% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1996	Debt/Income ratio:	29%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	8y 3m
Amount delinquent:	$133	Revolving credit balance:	$4,355	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unbeatable-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off loans and Credit Cards
I look forward to consolidating my debts into one payment with a lower interest rate.? I appreciate anyone that will help me accomplish my goal of becoming debt free in a quicker time frame.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$267.40

Auction yield range:	11.18% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,320	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Richmond	Borrower's state:	NewYork	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay of CC debt
Purpose of loan:
This loan will be used to? Pay off credit card

My financial situation:
I am a good candidate for this loan because?this loan is th total off my outstanding debt, i have no other debt, I have excellent credit and i value that during these times. I paid my last prosper loan off ON TIME EVERY TIME and will do the same with this.I believe, do good things and good comes back to you, this is a great business opp.

Thanks for taking the time

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,025.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$118.17

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1972	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,444	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	generosity-statesperson	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical expenses
Purpose of loan:
This loan will be used to? pay off medical expenses from a surgery.

My financial situation:
I am a good candidate for this loan because? steady job and possible early repayment after tax season.

Monthly net income: $ 1860

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $ paid off
??Utilities: $?0
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$300.42

Auction yield range:	8.18% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1976	Debt/Income ratio:	30%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	1	Total credit lines:	34	Length of status:	4y 8m
Amount delinquent:	$5,599	Revolving credit balance:	$5,277	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wellingtons	Borrower's state:	Indiana	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2009) 780-800 (Jun-2008)
Principal balance:	$3,281.05	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off Auto Loan
Purpose of loan:
This loan will be used to liquidate a high rate?auto loan.??Liquidating the current auto? loan for a lower rate,?will make my payments more affordable, manageable?and convenient. In addition, it will be more?cost effective.

My financial situation:
I am a good candidate for this loan because?I have a?guaranteed income. In addition,?I Own and Manage an Online?Store?plus?Telephone and ?Catalog?sales?of?almost 4,000 items from Around the World. Current Minimum Annual sales approximately $10,000 -$20,000. My credit report needs to be updated. Currently, all of my monthly obligations, including mortgage payments, ?are current and paid timely; none is in arrears. My credit score?will attest to that.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$68.33

Auction yield range:	4.18% - 12.97%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1998	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,097	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-compadre	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Old stove and cabinetry
Purpose of loan:
This loan will be used to replace?my stove and install a broken down cabinet underneath the kitchen sink.

My financial situation:
My current Fico score is 700.? I rent and fully paid off one of my car which I am letting my daughter use.? While I am leasing a car, my lease will be up next year.? I have parent student loans and other minor credit cards.

Monthly net income: $ is around $5000.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 200.00 for car isurance
??Car expenses: $ 250.00
??Utilities: $ 100.00 (PGE&E and Phone0
??Phone, cable, internet: $ 40.00 for cell phone
??Food, entertainment: $?350/month
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$256.26

Auction yield range:	4.18% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	18%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	responsibility-brigade	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?consolidate?our credit cards.? We have credit cards at APRs ranging from 8.99% to 13% but would like one fixed?payment with one interest rate.

My financial situation:
We?are good candidates for this loan because our credit is excellent.? We have never been late on a payment.? We would just like to get ahead of the credit card game.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	47%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,832	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	firecom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$6,286.89	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Assisting my Daughter
Purpose of loan:
This loan will be used to purchase a vehicle for my daughter.

My financial situation:
I am a good candidate for this loan because I keep current with all my payments. My daughter is going through a divorce, going to school, living with us and has three children. I want to get her a good, dependable car.

Monthly net income: $ 4600 (Does not include spouse's income)

Monthly expenses: $?
Housing: $ 1250???
Insurance: $ 200???
Car expenses: $ 100??
Utilities: $ 300??
Phone, cable, internet: $ 100??
Food, entertainment: $ 200??
Clothing, household expenses $?100??
Credit cards and other loans: $ 750??
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,370	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needybody	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit card debt
Purpose of loan:
This loan will be used to help pay off high interest credit card.

My financial situation:
I am a good candidate for this loan because I may owe a bunch of creditors, but I do make payments on time every month.? Need money to pay?down on credit?card due to rising interest rate and increased payment?beginning in October.??

e: $ 2000

Monthly expenses: $
??Housing: $ 384
??Insurance: $?130
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$127.85

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	35.48%
Lender servicing fee:	1.00%	Estimated return:	-17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 1m
Amount delinquent:	$360	Revolving credit balance:	$839	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	640-660 (Aug-2009) 580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,243.45	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	4%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$989	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-trail	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards.?

My financial situation:
I am a good candidate for this loan because I have an excellent job with?a local County government in Northern Virginia for the past 23 years as a director.?My income is expected to grow at 5% per year and max out at $160K.? I can answer any questions you may have. Thank you for your consideration.

Monthly net income: $ 7700

Monthly expenses: $
??Housing: $ 3800????
??Insurance: $100
??Car expenses: $ 0
??Utilities: $250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500 (Spouse)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$198,141	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	PoqNtv	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Opening Sign Business
Purpose of loan:
This loan will be used to buy supplies and inventory for a sign-making business. My husband and I once owned this business, sold it to a "friend" through owner financing, and when he stopped paying us, we took all the equipment back. We'd like to re-start this business and have our now-older children to help with it too, but need some working capital to do so.

My financial situation:
I am a good candidate for this loan because my husband and I have opened and operated businesses in the past so we know what it takes and have many professional and personal contacts.? We started and operated a successful storefront glass company from 1994 to 2005, when we sold it.? We also own (and my husband operates) a video production company now (www.twopeppers.tv) since 2001.? I am a pretty successful real estate agent myself and we make income from my career, my husband's video production business, two commercial properties' rental income and two residential properties' rental income (all positive cash flow each and every month).? We will operate this sign business from one of those buildings where there is a space and we already have approximately $20,000 in equipment with which to begin.? We just need some inventory, advertising money, and overall working capital to get us started.? Aside from rent of $750/mo (which we are OK not paying at first if necessary since we own the building), modest advertising, and supplies, there will be no overhead with this business right away.? This loan will help give us time to re-establish relationships with past customers of the business to get the business going.? We pay our bills and have been homeowners since 1989 and assure you this loan will be paid on time each and every month.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 12.62%	Starting monthly payment:	$31.84

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1995	Debt/Income ratio:	3%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MTMoney	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Score
Purpose of loan:
This loan will be used to increases my credit score and reinvest in prosper. I just purchased a Ford Expedition and I seen my credit score is not what I want it to be my divorce has been hard on my credit score and I think this would be an easy way to improve it.

My financial situation:
I am a good candidate for this loan because I don't use any credit cards and I will pay this off with automatic pay from my bank acct. I don't buy things I cant afford.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	1y 2m
Amount delinquent:	$357	Revolving credit balance:	$1,524	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	capital-hornet	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking care of business
Purpose of loan:
This loan will be used to?pay for things that have come up unexpectedly-new microwave,?small?medical bills, unexpected illnesses in household, that kind of thing.?

My financial situation:
I am a good candidate for this loan because? I completely believe in keeping my bills paid, no matter what. The only delinquency on my credit is from a fraudulent account opened by someone I know. I have a letter from the credit company and a police report to prove that the account was not mine.

Monthly net income: $2300

Monthly expenses: $
??Housing: $650?????
??Insurance: $ 140 (car, life, house)
??Car expenses: $ 60
??Utilities: $ 175
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 135
??Other expenses: $ 140
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	8y 3m
Amount delinquent:	$40	Revolving credit balance:	$1,010	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	historic-transaction	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Granddaughter's Wedding
Purpose of loan:
This loan will be used to help fund my granddaughter's wedding. I want to supplement the cash on hand for the wedding with a decent interest rate loan.

My financial situation:
I am a good candidate for this loan because I have stable income (pension, ssi, rental income on 2 free and clear houses) and I have not missed a payment on anything for over 50 years. I did put a house in my name for my daughter and she missed payments, but that has been out of my name for over 4 years.

I write off almost all rental income and therefore it is difficult for me to show substantial income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$201.04

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2005	Debt/Income ratio:	27%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	youthful-capital	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital
Purpose of loan:
This loan will be used to? Business Credit is the driving force for this loan! I plan to deposit $4,900 into a safe and secured certificate of deposit (CD) at an FDIC local bank, borrow against it, to build credit with the bank so that I can get an large loan, purchase collateral, equipment and use strategic marketing to take my future business to the next level. Your monthly payments are guaranteed by the FDIC backed CD My ultimate goal is to build a long-term relationship with my local banks so that my stockholders can yield a safe return.

My financial situation:
I am a good candidate for this loan because? I am a good candidate for this loan because I have a well-established credit record, numerous revolving credit lines, I am dependable and reliable, and self-motivated and a record of paying on time.? Thank you for your time and consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$461.66

Auction yield range:	8.18% - 10.50%	Estimated loss impact:	7.22%
Lender servicing fee:	1.00%	Estimated return:	3.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	24%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,897	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enticing-revenue1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff two credit cards
Purpose of loan:
This loan will be used to payoff two credit card debts I acquired helping out a family member.

My financial situation:
Thank you for taking the time to consider my request.? Let me start by first descibing myself.? I am happily married with three strong, intelligent boys ages 15, 9, and 4.? My wife works as a high school teacher and I am maintenance technician for a utility company.? Together we gross $90,000 a year.? We have a house payment of $590 a month, a home equity loan payment of $614 (used to remodel the house)? and a student loan payment of $415 a month.? Besides the two credit cards we have no other outstanding debt.? Now you may be asking where did all your money go?? My wife and I have both maxed out our 401k/403b? contributions and most of our "extra" money was given to a financial planner for investing.? Our financial planner did not do so well and our money has now been shifted to another firm.? Unfortunately, this money isn't available to us without huge penalties and is needed to remain invested if we are to ever recover our losses.?? We will both be reducing our contributions to cover the cost of the loan.? You will be paid back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1986	Debt/Income ratio:	32%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,556	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-diversification	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I HAVE HIGH INTEREST CREDIT CARDS
Monthly net income: $
4600
Monthly expenses: $
??Housing: $ 800
??Insurance: $ O
??Car expenses: $ O
??Utilities: $ 200
??Phone, cable, internet: $ 80
??Food, entertainment: $ 600
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	4.18% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$57,705	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	funds-explosion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired Of Paying Citibank
Purpose of loan:
Consolidate Credit
My financial situation:
I am a good candidate for this loan because? Worked for the government for over 20 years with at least 10 more to go?
Would rather pay you than banks. Like everyone else started payind down and they kept lowering my available credit.
Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 5000
??Insurance: $ 500
??Car expenses: $ 1300
??Utilities: $ 600
??Phone, cable, internet: $ 100
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	46%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,556	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	illini2242	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007)
Principal balance:	$1,022.24	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Impending Baby Expenses
Purpose of loan:

First of all, I would like to take the time to thank all Prosper members for considering me for their loan and for your time to read my story.?Please help me if you can. My wife and I are expecting our first child around New Year's and would like to look to Prosper to help us with the costs that are involved. I have good employment and have paid my other Prosper loan on time for 2 years, so you have no worry of my defaulting on this. I am setting the opening rate high in hopes that lenders will drive it down. Please bid in confidence.?If you have any questions, please ask me.

My financial situation:

As I've stated above, I'm in a very stable job at State Farm?and have received numerous raises and promotions since being hiring in 2006. Admittedly, my financial situation is not the greatest due to some poor choices earlier in life, but I'm steadily working on improving it and funding this loan will help me further do so. As I stated above, I've never missed a payment on my previous Prosper loan and this loan will be no different.

Monthly net income: $2000

Monthly expenses: $ 1300
??Housing: $?250
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?350?

Money left?to pay Prosper Loan?$700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.03%	Starting borrower rate/APR:	29.03% / 31.39%	Starting monthly payment:	$314.42

Auction yield range:	14.18% - 28.03%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	25 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,754	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	NewHope2008	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$4,841.26	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying Off High Interest Rate Debt
Purpose of loan:
This loan will be used to pay off existing debt that carries a high interest rate.? By receiving this loan I will be able to lower my monthly payments and pay off my existing debt faster.?

My financial situation:
I am a good candidate for this loan because I have a stable career and I pay my bills on time.

Monthly net income: $ 3998.40

Monthly expenses: $
??Housing: $ 795 (split with my husband)
??Insurance: $ 40
??Car expenses: $ 100 (gas)
??Utilities: $ 150 (electric &?water) (split with my husband)
??Phone, cable, internet: $ 150 (split with my husband)?
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1300
??Other expenses: $ 260 (child care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.70%	Starting borrower rate/APR:	12.70% / 14.84%	Starting monthly payment:	$335.50

Auction yield range:	4.18% - 11.70%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2000	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,847	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	suave-hope6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because, i have a stable income from my salary and?I had to use my credit cards to pay off my tution fee,?I own a house and currently in a good stable job. Looking for alternatives to consolidate my debt. I used the credit card presonal checks to from American Express??and Discover Credit Cards to pay the tution fee to avail my Masters in Finance degree. Both the credit card companies have increased the interest rates. I am trying to consolidate the debt and also at the same time trying to invest small amounts on this website.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 120
??Car expenses: $320
??Utilities: $ 150
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,869.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$160.04

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	27	Length of status:	8y 0m
Amount delinquent:	$1,593	Revolving credit balance:	$10,189	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	numbersinthedark	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,869.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 720-740 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off 2 horrible credit cards!
This is my second Prosper loan.? My first loan was paid off one year early, and I never had any late payments.? I thought I was done with high-interest credit cards; I used my first Prosper loan to pay off all my debts that had APRs of 10% or higher.

However, Chase recently purchased my remaining cards from other lending institutions, and then decided to jack up my interest rate!I think this has been pretty common lately, as credit card companies want to squeeze out as much money as they can from people before the rules change in February.? I would MUCH rather give the interest to other people out there who can use it, instead of a Wall Street giant.
My current credit card debts are as follows:$2,388 at 29.99% APR$1,391 at 27.24% APRTotal high-interest debt: $3,779 + $90 loan fee = $3,869

I feel confident that I could repay this Prosper loan, as it amounts to the same payment I am currently making on these cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	5%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	42	Length of status:	4y 1m
Amount delinquent:	$76,893	Revolving credit balance:	$2,865	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	principal-embrace	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Technology upgrades
Purpose of loan:
This loan will be used to? purchase new computers and software for reale state company????

My financial situation:
I am a good candidate for this loan because? I have consistant business income to support a small loan.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 100
??Car expenses: $ 700
??Utilities: $ 500
??Phone, cable, internet: $ 250
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	1y 4m
Amount delinquent:	$4,024	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amo713	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,518.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay Down Credit Cards. Not HR!
Purpose of Loan: In the last four months, I have had to replace my air conditioner, furnace, washer and dryer, and used high interest Credit Cards?to pay for these appliances. I would like to pay down my credit cards to continue repairing my credit rating.

I?have had a loan with Prosper for a year, with no lates. With my 1st loan, I was a C, and now, with no change in credit score, the new system shows HR.?I am not a risk. I paid down my bank card utilization, but it went back up when I had to replace FOUR major appliances in recent months.

Career History: I have been in the same field for 18 years, but switched companies last May to take on a more challenging/higher income role. Prior to that I was with my last company for five years.

My financial situation: I am a good candidate for this loan because?I have an excellent payment record with all of my creditors.? I am the sole provider in my home -- purchased myself 9 years ago, and have a history of on-time payments. I am no longer DQ due to a recently approved loan modification,?where my payments were frozen?(not applied) prior to the modification kicking in.?I make very good money, and am also on track for a 23% bonus later this year. I have a structured budget in place -- outlined below,?and my existing income allows for ease in making my?loan payments. Additionally, while my info shows 12 open credit lines, that is incorrect. I have six, and am in communication with the credit bureau to correct this.

Monthly? income: $ 4,801
Monthly expenses: $ 4,067

Housing:? $1602 (Assoc. Fee $171; $1202 1st mort.; $229 2nd mort.)
Insurance:? $104
Car expenses:? $537 ($437 payment, $100 gas)
Utilities:? $100
Phone, cable, internet:? $124
Food, entertainment:? $200
Clothing, household expenses:? $100 (primarily essentials: toiletries, cleaning supplies, etc.)
Credit cards and other loans:? $800
Other expenses:? $200 (Health co-pay; vet, gifts, etc.)
Savings:? $300 (Planning for the future)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.99%	Starting borrower rate/APR:	23.99% / 26.28%	Starting monthly payment:	$98.07

Auction yield range:	8.18% - 22.99%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1985	Debt/Income ratio:	57%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,846	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	persimmon4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to?repair our vehicle so my wife can get to work and?pick up our children from school?

My financial situation:
I am a good candidate for this loan because?I am honest and a hard worker and I always pay back my loans, and now that my wife has a job we will be better able to pay back loans quicker.??We would appreciate anyone that can help us out.? My wife has not started her job yet and won't be able to until vehicle is fixed.?

Monthly net income: $ 1840.00 (this does not include wife's salary)

Monthly expenses: $
??Housing: $ 731
??Insurance: $
??Car expenses: $ 819
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	61%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$6,266	Revolving credit balance:	$17,617	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cuase I have a Wife and Son in the Philippines that are victoms of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankrupcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consaludate and pay for my wedding and have plenty to pay bills with.
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed inmy name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 140 +.
Thank you for your time and effort God Bless you all for helping.
I have been searching for second job to get me out of bind and bring my new family home but I wait for the background check to finish so I can start new job and thats where I am at this point in time.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$466.59

Auction yield range:	3.18% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1990	Debt/Income ratio:	5%
Credit score:	860-880 (Sep-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,404	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	point-master	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing Flood Damage
Purpose of loan:
This loan will be used to install waterproofing in my basement, replace carpeting, repair damaged stucco, replace exterior doors?and repair the roof

My financial situation:
I am a good candidate for this loan because I have no other debts except for the house and?I make very good money.? I own my cars and have no other oustanding debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1989	Debt/Income ratio:	16%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$19,695	Revolving credit balance:	$194	Occupation:	Food Service
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cashflow123	Borrower's state:	Washington	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Jan-2007) 540-560 (Dec-2006) 520-540 (Nov-2006)
Principal balance:	$550.93	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Help us Pay it Forward for others
My financial situation: I am a good candidate for this loan because? Hi, my wife and I have started the Donut Business here in Washington since June of 2007.? We decided to start up due to the economy.? Here in Washington State (The Great Northwest) is the perfect place for Island Mini Donuts.? With Starbucks and other coffee baristas in every corner here, Hot fresh Island Mini Donuts would be a great addition with the fresh brew headed to work, on the way home and don?t forget the kids at home too!? In 2008?the fairs that we have participated in, the coordinators of each of the fairs have expressed their enthusiasm and invited us back to their event in 2010!

** we have turned in and donated to the American Red Cross Rainier Chapter about $1100.00 Dollars this?year so far.? there is still 4 more months till the year is over.? Please help us to continue to Pay it Forward with the American Red Cross,?Help Save A Life!

The purpose of the business loan is for a bigger signage for the business ($1000.00). ? I have been with Prosper for a while.? I have borrowed from the Prosper community and have never missed a payment.? I have also had the privilege to help others out by being a lender of Prosper too.? I am hoping with the good track record with Prosper you will find it in your self to help me out one more time with a business loan so that I could prosper in our business and in return share the wealth with the lenders of this loan with the interest and later pay it forward and we would help others do the same as a lender. So I hope you would consider our business loan for funding.? Thank you and God Bless??

Monthly net income: $ 3000.00
Monthly expenses:
Housing: $ 1000.00????????????????????
Insurance: $ 105.00??
Car expenses: $ 305.00??
Utilities: $ 135.00??
Phone, cable, internet: $ 70.00??
Food, entertainment: $ 500.00??
Clothing, household expenses $ 80.00??
Credit cards and other loans: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1992	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$293	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-pragmatic-cash	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Paying off my credit cards

My financial situation:
I am a good candidate for this loan because?I have good income, but just kinda overloaded with minimum payments and a loan will help my cash flow situation

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 984.61
??Insurance: $ 120.00
??Car expenses: $ 1200.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1997	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$42,390	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balanced-transaction9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? pay off my credit card with the highest interest rate.? I would like to secure a loan to pay off my credit card debt at a lower interest rate and free myself from debt as quickly as possible.?

My financial situation:
I am a good candidate for this loan because? I am an honest and dependable person looking to free myself from debt as quickly as possible.? I have a very stable job, and have been employed at the same company for 9 years, and currently serve as the Vice President of Finance.? I currently have the funds available to pay off this credit card in my savings account, but I would like to keep those funds available in the event of an emergency.? I earn an annual salary of $82,000 and am able to document this with pay stubs and prior year W-2s.? My current monthly expenses are $1,200 housing, $560 auto, $400 credit cards, $150 utilities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	11	Length of status:	4y 8m
Amount delinquent:	$9,858	Revolving credit balance:	$445	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	powerful-social	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off old debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1993	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$693	Revolving credit balance:	$4,200	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tamionceo	Borrower's state:	Connecticut	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fullfill State Contract
Purpose of loan:

This loan will be used to cover?initial expenses for a new state contract.
My business provides Compurer IT services to corporations and state government.We were just accepted into a business incubator program in New Britain, CT.We just signed a contract with the CT Judicial Branch to provide a payment gateway to the public to order legal transcripts.??
The state
I had the money required to perform on this contract, but unfortunately, in the last 2 months, I had unexpected expenses of $3K to replace the transmission on my car, $1.5K to replace my brakes and tires,?and my fiancee's car was totaled rsulting in $4K in expenses for me to help her get another used car (2004 Honda Accord).

My financial situation:

My current credit rating fell, due to Identity Theft. This is a problem that you fix and then the criminal gangs sack you again, since they pass your information to others.

Although my Prosper credit rating is HR, it should be A-, due to 4 chargoffs that are not mine.My FICO score shows 648, but was over 780, just 18 months ago, due to 4 items that are not mine, showing as chargoffs. The 4 items total $648; not a big amount, yet that small amount caused my FICO score to drop 150 points. I am working with the 3 credit bureaus and the FBI to resolve quickly.My credit profile says I do not own a home. I actually own 6 homes in GA, that I have rented out on rent to own contracts.

You will find me to be a reliable borrower and will pay off any loans prior to maturity.
Remember, I should be A credit, not HR!

Monthly net income: $?5,417 salary from business net profits of over $10K per month.

Monthly expenses: $
??Housing: $?600
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 0 - pay off each month.
??Other expenses: $ 0

Most of the funds used in my business will come from personal savings. This loan should be paid off in less than 1 year.
As you can see from above, there is plenty of cushion to pay off this loan.

Summary
Due to errors in my credit report, my credit looks bad. Only 1 collection item can reduce a credit score by over 100 points. This is not fair and I have retained an attorney to correct this.
I am very responsible with my debt and pay all my bills on time. This is not correctly reflected in the credit score.
If you could see my entire credit report, you will see that I have paid off loans in excess of $250K.
Thank you in advance for your participation. You will not be let down.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,327	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dollar-dreamer9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Brighten my day!'
Purpose of loan:
Help my son pay for auto repairs on his vehicle.

My financial situation:
I have a good job with a decent income.??My credit score may be low due to the amount of obligations I have, but I've never had late payments on any of my accounts. My savings are primarily in my 401(k)?and I'm not eligible to draw on that at this time. I'm a good risk despite the system generated rating assigned to me. I'm a person of character and I honor my obligations, also you will be earning an excellent return on your investment. I needed?take out a payday loan to help with some unexpected auto expenses and would like to pay that off. Also, I'm expecting a small settlement from my mother's estate which should close in about 60 - 90 days which I can use to clear up some small debts and improve my cash flow.

Monthly net income: $ 4,700

Monthly expenses: $
??Housing: $ 1034
??Insurance: $ 80
??Car expenses: $ 334
??Utilities: $?70
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	34%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$624	Revolving credit balance:	$1,492	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	anth272	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$1,582.59	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd Prosper, never late.
Purpose of loan:
I am about $900 short on paying for new transmission.? Car left me sit last week.? Need car to get to work.? Please consider me and read below.

My financial situation:
I have a very good job as an account manager and am able to easily pay this loan back.? I actually have a raise going into effect on 10/1.? I have a previous loan with Prosper that has never been a single day late.? Please check my records with Prosper.? I have a credit score in the 630 range due to a deliquency that came from having to choose between paying a loan and a large medical bill that I had.? I have paid this and as of today do not have any deliquent accounts.

This is a good investment at a high rate and a huge need for me.? Please consider helping me out even with the HR rating that Prosper has assigned to me.? I promise you that i am not a high risk,? I am a Christian and do not take debts lightly.? You will recieve every cent, on time, every time if you take this on.

Thanks so much for your time.

Monthly net income: $ 2150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1981	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,412	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	choklit_lady	Borrower's state:	Texas	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 720-740 (Jul-2009) 720-740 (Nov-2007) 740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
New AC in TX and energy efficiency
I am an IT Project Manager for an energy company and have been employed here for 19 months. I had a Prosper loan before for $9000 that I paid off six months early with no delinquencies. I bought a new house in 2001 (no late payments here either) and have had issues with the AC every hot summer in TX. I had hoped to use my equity to get a loan for a new AC and energy improvements but with the housing market decline, my house has not appreciated and TX has an 80/20 rule for mortgages. I had to use high interest financing to get the AC so I?m trying to get a loan for $12,000 to pay down this loan and my credit cards. My annual income is a little over $83K at this job and I also work for HR Block during tax season where I earn about $4K. In addition, my fianc? and I have recently gotten custody of his son (12) and step-daughter (15) so we have more unexpected expenses and he is still paying child support to the mother. We?ve submitted paper work this week to get that stopped but I?m sure it will take a few months before that happens which will bring an addition $500 per month to the household. He works two jobs M-F and brings home about $1200 per month now. He has some medical bills we?re trying to pay off from when he had not insurance. Let me know what other information I can provide.
Purpose of loan:
1) To pay for a new home air conditioner and energy efficient improvements such as, radiant barrier and insulation
2) To pay off/down credit card bills.

Net Income monthly income $5428??????
Expenses????
Student Loan:?????????deferred (working on MIS degree)
Mortgage:??????????? $1069????
Utilities and Gas:? $1175?????
AC payment:???????? $290?????
Car Note:?????????????? $492????
Insurance:?? ?????????? $200????
Credit Cards:???????? $850
Hospital bills:???????? $150
Household/misc:??? $400????
Food:???????????????????? $400?
Total Expenses:???$5026
After applying the new loan, there will be about $800 per month available to pay the loan. And with the energy improvements, I also expect the utility bills to decrease.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.25%	Starting borrower rate/APR:	29.25% / 31.62%	Starting monthly payment:	$315.31

Auction yield range:	11.18% - 28.25%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	19%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$54,237	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ozie	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Upgrading medical practice
Purpose of loan:
I am a psychiatrist . I?am?working in hospital as a full time psychiatrist with 198,000 annual salary.During my residiency I established a lot of debt.I opened new medical practice last year.And this loan will be used for computerized medical record system.You can obtain full information from WWW.WMHS.COM where I am full time staff psychiatrist.I obtained credit from prosper before and I fully paid that off.Sincerely.

My financial situation:
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ Bettween 8800 and 10600 depends on extra moonlighting at hospital..I can verify all income details..

Monthly expenses: $
??Housing: $2000
??Insurance: $ 150
??Car expenses: $ 360
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 650
??Clothing, household expenses $450
??Credit cards and other loans: $1350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	38%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,742	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exuberant-hope	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom!
Purpose of loan:
This loan will be used to?payoff credit card debt from an older?home I used to own.

My financial situation:
I am a good candidate for this loan because?I currently pay no rent/house payment, have no car payment, have (and have always had) very solid employment history. Have created a savings cushion this past summer and would now like a set interest rate for my credit card debt to pay it off and knock it out as quickly as possible.

Monthly net income: $ 1836.00

Monthly expenses: $ 1072.00 - most of my expenses are covered by an amazing partner whom I live with; he makes more than I do and we're in it together!
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 250 (gas only)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 522.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1983	Debt/Income ratio:	37%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 3m
Amount delinquent:	$0	Revolving credit balance:	$37,052	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikeabc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 640-660 (Aug-2006)
Principal balance:	$1,628.97	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
debt colsolidation
This is my third Prosper loan . The first one has been paid in full and on time. The second one is up to date and every payment has been paid on time. I have been with Prosper for many years and by record of payment is perfect.
I just got married recently and am looking for a loan to pay off some debt. Due to the economic times, it would be very helpful at this time to have this loan.
I'm a good candidate for this loan, I've been a client for many years with a excellent record of properly paying all my loans in a timely manner.
If you have any questions please don't hesitate to ask. Send them and i will respond

Thanks in advance for taking the time for reviewing my loan request and helping me.

Hi my name is Mike. i am requesting this loan to pay off some debt and reduce my monthly payments.

My income is? $8000.00 a month.

My monthly expenses are as follow:

Utilities $350.00

Credit Cards $1200.00

Groceries $250.00

Insurance $170.00

Car $480.00

Entertainment $150.00

Misc. $350.00

Rent $1000.00

After all expenses are paid, i have enough money left to repay this loan.

thanks in advance for taking the time to read my listing and helping me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.96%	Starting monthly payment:	$49.02

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,360	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Redboneamber	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,600.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 560-580 (May-2007)
Principal balance:	$1,366.42	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Dental Bill and combine 2 debts
Purpose of loan:
Mainly want to get rid of an unexpected?dental bill and combine two other loans.??

My financial situation:
I respect the value of credit.??In the past my decisions were not very wise.? I came out of a bad marriage and that's why I had some negative reporting on my Credit bureau in 2002, which resulted in a?Bankruptcy.? Since that time, my credit has been perfect.

Monthly net income: $2399.93?+ 500 in child support Avg

Monthly expenses: $?1731
??Housing: $ 795.00
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 135
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?250
??Other expenses: $118 (Prosper loan #2)?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$179.21

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1998	Debt/Income ratio:	5%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gold-ace6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$577	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-tremendous-bill	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some loans
Purpose of loan:
This loan will be used to?
pay off some loans and bills.
My financial situation:
I am a good candidate for this loan because?
I am stable at my curent job and want to get alittle help to get back on my feet and rebuild my credit.
Monthly net income: $ 2393.60

Monthly expenses: $
??Housing: $ 796.00
??Insurance: $ 50.00
??Car expenses: $ N/A
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.02%	Starting borrower rate/APR:	19.02% / 21.24%	Starting monthly payment:	$155.83

Auction yield range:	6.18% - 18.02%	Estimated loss impact:	5.32%
Lender servicing fee:	1.00%	Estimated return:	12.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	15%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,340	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	embrown	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	680-700 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidating Student Loan debt
Purpose of loan:
This loan will be used to combine student loan debt used to complete my MBA in Finance through the University of St. Thomas.? Normally, I would have consolidated through traditional manners, but because the Grad loans were private loans I was unable to do so.? I completed my degree this summer and am starting to pay down the money borrowed which wasn't covered by my employer.? The debt is from a few different lenders as well as a credit card used for the all too expensive textbook purchases.

My financial situation:
I am a good candidate for this loan because I have a job, have received a Prosper loan previously and paid it off timely and will absolutely do the same again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	28%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,230	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards & House Taxes
Purpose of loan:
This loan will be used to pay off credit cards to help my credit score, Also allow me to pay my house taxes on time in December

My financial situation:
I am a good candidate for this loan because, I just finished paying off my truck (that is too old to refi) my payment was $441.25. I have a full time job at a Doctor's office, I also have had my Real Estate license for 5 yrs and work for Banks completing neighborhood checks (BPO's). I do have a bankruptcy on my credit report that is from 2002. I was a single mom that went through some hard times and now being in Real Estate had another bump in my road.?I am looking to pay off some credit cards to help my credit and reduce finance charges. Also allowing me to pay my house taxes that are due in December ( on time) Thank you in advance for your consideration.

Monthly net income: $ 3800

Monthly expenses: $ 2850
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $?200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2008	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,487	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bageljoint	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipments for the Coffeeshop
Purpose of loan:
This loan will be used to finance our coffeeshop business.

My financial situation:
I am a good candidate for this loan because this is not for a personal spending. The amount needed is for a business that we are starting. We are currently renovating the storefront. This is for a sit down coffeeshop with free wifi just beside a big hospital in Brooklyn NY. A perfect spot for a food business. You will never go wrong on your investment. LLC is already in placed and we are currently acquiring other permits in the city. We just ran a little short of funds. We have documents to back it up should you require (business plan, LLC documents, pictures & etc).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$323.71

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2000	Debt/Income ratio:	7%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$231	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Proserlender	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Rental Home
Purpose of loan:

I am using this loan to purchase a rental home?with assistance of seasoned real estate investors at http://www.rooftopinvestment.com/. Total investment?for everything?will be about $35k. To get the best price?I need cash up front for the?home and already have approximately $25k. I wanted to try Prosper before going to a hard money lender for the rest. The plan is to buy the home, fix it up, rent it out, then refinance in 6 months and pull out equity to pay this loan off. If the refi does not cover the loan I can pay off?remaining balance with positive cashflow or earned income.

My financial situation:

I am a disciplined spender with a passion for financial intelligence. My plan is to keep my job as a Firefighter/ Paramedic while building wealth in real estate. Aside from my fixed rate?home mortgage at 5%, I am debt free. I have great credit!??Any questions please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 31.96%	Starting monthly payment:	$41.36

Auction yield range:	11.18% - 26.99%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	41%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,287	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sharp-payout9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Lawyer costs
Purpose of loan:
This loan will be used to pay for a lawyer, I ran into trouble with the police and i had nothing to do with the trouble so i am using a lawyer to defend myself

My financial situation:
I am a good candidate for this loan because i work a full time job and a part time job, i pay all my bills on time, and i am never late with a payment, i have excellent credit and can pay back very soon. I also work around 88 hours a week.

Monthly net income: $ 1,260.00+ Part time job making 160.00 a week take home,

Monthly expenses: $ 1091.00
? Housing: $ 100
??Insurance: $ 182.00
??Car expenses: $ 589
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ Credit cards only 120.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$154.61

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$74,909	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-shaker3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off ADVANTA credit card
Purpose of loan:
This loan will be used to pay off?my ADVANTA card.?Even with a 718 Fico, they raised my rate from a reasonable 9.8% up to 29.99%. I went on badcreditcards.org and I guess they have done this to a whole bunch of others as well. I'd prefer to pay someone a decent rate rather than give my money to this credit card company.

My financial situation:
I am a good candidate for this loan because I currently pay $250.00 per month on this card, so with this loan, I'll be paying around $150.00 a month,?which is $100.00 less per month. I own and operate a Real Estate Services company in San Diego, Ca. We manage and maintain about 150 single family homes and about 85 Homeowner association units. I'm also a Reserve United States Air Force Officer (Major, O-4) and have always paid my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,221	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Critter1963	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,244.95	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
A Lift Recliner for my Mother
Purpose of loan:
This loan will be used to? purchase a lift recliner for my Mother...? She has a hard time getting out of a regular recliner without assistance... I would love to surprise her with a nice Lift Recliner so that she can have the ability to get out of her chair on her own.? She has been going through alot and I would love to make things as easy as possible for her.?

My financial situation:
I am a good candidate for this loan because? It is very?important for me?to pay my bills on time.? I have worked at the same job for over 13 years which shows dedication and stability.? I take my financial obligations seriously.? I make sure my bills are paid?first and on time.? I have a current Prosper loan and every payment has been paid on time. ?I have never missed a payment.?

Monthly net income: $ 2665

Monthly expenses: $
??Housing: $ 582.50
??Insurance: $ 102.50
??Car expenses: $?308
??Utilities: $?75
??Phone, cable, internet: $?112
??Food, entertainment: $?280
??Clothing, household expenses $?75
??Credit cards and other loans: $?317
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	8.18% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2001	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,136	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	terrific-reward	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
What is this debt?

This debt was accumulated mostly during the purchase period and ongoing year of my primary residence 18 months ago.? This being my first home purchase and one of my first major purchases of my life, I made some very bad rookie mistakes.? Namely I thought it would be a good idea to pay for some remodeling and household things with low interest credit cards which were available to me at the time due to my excellent credit.? Looking back, and living through the experience of owning a home now, I really wish I would of known about the FHA home improvement loan program which would of allowed me to have these expenses side by side with my mortgage.? In a naive way, I did not consider what would happen should the credit card companies decide to pull the rug out of underneath my plan, as has been the case with the the ongoing credit crisis.? It has been a game of dominos as one card after another has doubled / tripled the rates I was granted.? As I am sure any homeowner knows, there are unknowns and unplanned items of the first year owning a home and these caught me off guard.? Lastly, my mortgage people calculated my property taxes wrong and I was hit with the surprise of my mortgage jumping $216 during my second year to make up the escrow shortage for the first year, and subsequent increase to make sure its not short again.? I have 5 more payments to make up this escrow shortage.

These are not meant to be excuses or stories, just a statement of what has happened and with any experience or situation, there are lessons learned which prepare for future encounters.? That is the then, and now I have the plan for my future and the plan for fulfilling my responsiblity of paying off this debt.

The Plan
I have $1700 owed on a 401k loan from my last years in college.? I will be paying this off and then taking a subsequent loan out to pay off $11000 of debt.? Depending on the interest rate achieved in the auction, I will either be paying off this prosper loan with the proceeds or paying off more credit card debt while also clearing up my escrow shortage.

Cash flow realization a month from restructure and escrow catchup: ~$300

Income information?
Monthly income:??????
????Salary:?????????
????????Gross: ~$6500??????????
????????Net: ~$4500??????
????Rent:??????????
????????Roomate: $600

Monthly expenses:?
Housing: $1560 ; $1440 after escrow catchup??
Insurance: $110??
Car expenses: $516??
Utilities: $275??
Phone, cable, internet: $175??
Food, entertainment: ~$500 (roughly $100-125 a week)??
Student Loans: $700??
Credit Cards: currently $650??

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$72.49

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2008	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	invincible-dollar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?? Pay for schooling expenses so I can be a positive member to society with a college education. I have a job and make good money but as you know college can be very expensive. I just need a small $2k loan to help me through it. Thank you.

My financial situation:
I am a good candidate for this loan because?? I have always paid every bill, fee, and rent on time.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1983	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,630	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	delicious-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Auto Repairs
Purpose of loan:
This loan will be used to?
pay for major auto repairs on my 2000 Honda Accord, including transmission.????????

My financial situation:
I am a good candidate for this loan because?
I will be able to make the payments necessary to pay off this loan in a reasonable time frame????????

Monthly net income: $ 3167.00

Monthly expenses: $?????
??Housing: $ 0
??Insurance: $?165.00
??Car expenses: $ 80.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	32%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,553	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	khj43	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
HELP!! Insulin Pump for Wife
Purpose of loan:
This loan will be used to get my wife an insulin pump.? I had a prosper loan before, with payments made on time every time, and I even paid the loan back early.? Please give me a chance to prove I can and will do it again.? I will pay this loan on time every month, and I have it set-up to be taken out automatically every month.

My financial situation:
I am a good candidate for this loan because every personal loan I have ever had was paid back early, and on time.?Any questions PLEASE ask. Thanks.

Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $?600
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 200
??Other expenses: $ 600

Here are some questions I was asked on the last listing:
Q: Can you explain the zero housing cost? -Thought

A: My wifes aunt bought her a house before we were ever together, so therefore we have no mortgage and we don't pay anything to her, because it is part of my wife's inheritance. Any other questions, please ask

Q: Does your wife work? If so what does she net per month? Also what bills are in her name that are not included in your debts you disclosed. Would love to help! -MrVegas

A: My wife does work and she brings home $300 per week. The only bills that are in her name that aren't listed here are?her student loans.?The payments on the student loans right now?are $500 per month. Any other questions please feel free to ask
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$91,771	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tolerant-marketplace	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used?to provide working capital until payments begin under a recent state contract.

My financial situation:
I am a good candidate for this loan because I am religious about paying my bills.
Monthly net income: $
9,500
Monthly expenses: $ 7420
??Housing: $ 1600
??Insurance: $ 200
??Car expenses: $ 60
??Utilities: $ 60
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $5000?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	27%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,940	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cucumber27	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to help pay off debt
My financial situation:
I am a good candidate for this loan because i have good credit and independent individual
Monthly net income: $1860

Monthly expenses: $
??Housing: $ 500
??Insurance: $0
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$117.20

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1991	Debt/Income ratio:	31%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$69,363	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-market	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Maternity Leave
Purpose of loan:
This loan will be used to? help pay household bills. My wife is finishing up her unpaid maternity leave in a few weeks and we could use some extra money to bridge the gap before she returns to work.
My financial situation:
I am a good candidate for this loan because? very steady and secure Engineering job (in the industry for +/- 20 years), same with my wife. We have NEVER been late with any bill payment, EVER and will have no problem paying this loan back.

Monthly net income: $ 6800

Monthly expenses: $ 4700
??Housing: $ 1600
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $?180
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?1600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2002	Debt/Income ratio:	33%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,871	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-profitable-camaraderi	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying some equitments
Purpose of loan:
This loan will be used to buy some good equitments,

My financial situation:
I am a good candidate for this loan because I have good credit score and stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,518	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hope-thinker	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing Capital for Web Design
Purpose of loan:
This loan will be used to fund a marketing initiative for my small business, a web-design business in Northwest Pennsylvania and Northeast Ohio. The capital will be used for a strong push in local online, print, and radio advertising.

My financial situation:
I am a good candidate for this loan because I have strong knowledge of the demographic in Northwest PA and Northeast OH to know the needs of the customers I will be targeting. I have a proven track record of successful business in the area, and have retained quality customers.

Monthly net income: $ 2500

Monthly expenses: $ 1293
??Housing: $ 312.50
??Insurance: $ 200.00
??Car expenses: $ 75.00
??Utilities: $ 120
??Phone, cable, internet: $ 45.0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 291.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$49,040	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	virtuous-benefit	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Dog Surgery
Purpose of loan:
This loan will be used to pay for recent unexpected vet treatment for my Old English Sheepdog - pictured.? Treatment was for?a bite wound inflicted by another dog - she is recovering, but treatment was expensive due to infection.

My financial situation:
I am a good candidate for this loan because I am a successful independent contract bookkeeper (11 years) with a steady client base.? I?have also recently started a part-time employment?position as a dog obedience trainer - thus between the two my ability to repay is secure.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 865.00
??Insurance: $ 640.00
??Car expenses: $ 100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,281	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	humblewoman	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards/fix breaks(car)
Purpose of loan:
to payoff payday loans I have never had any until I had my gall bladder surgery and can not get back on track because of them, plus if I could payoff several credit cards this would help me alot.

My financial situation:
I am a good candidate for this loan because? i have never defaulted on any loan i always pay my payments.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ my husband pays for this although it is in my name too.
??Insurance: $?my husband pays?for
??Car expenses: $ 200.00
??Utilities: $ 140.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?400.00 husband pays for
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 636.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2001	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,705	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-reinforced-platinum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Barn & Fence Repair
Purpose of loan:
Do much needed repairs to 9 stall horse barn and fence surrounding 3 acres of property. We are trying to sell our home and need repairs done to increase value.

My financial situation:
I am able to pay this loan and have excellent payment record.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1987	Debt/Income ratio:	25%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,273	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	toledojeeper	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
auto loan
Purpose of loan:
This loan will be used to? to purchase a used SUV.

My financial situation:
I am a good candidate for this loan because? I had a loan from Prosper and paid it off early.Some things are wrong on the credit report like the open lines of credit,I only have a mortgage,car loan,and 2 credit cards.Also says I have a delinquent payment which I don't.

Monthly net income: $ Chrysler pension=$2800????TruCheck=$1800

Monthly expenses: $
??Housing: $ 1700(insurance and taxes included)
??Insurance: $
??Car expenses: $?600
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	13%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,813	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	logical-trade6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of those pesky credit cards.
Purpose of loan:
This loan will be used to consolidate my debt. I would like to pay off and close my accounts since I have received letters from my credit card companies indicating that my interest rates will be going up.

My financial situation:
I am a good candidate for this loan because I have a good paying job and consistently make my payments.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 75
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$76.39

Auction yield range:	6.18% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	13%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,577	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2ploan-captain321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to make a payment toward my high Interest Credit Card. I'm tired of paying $150/month in interest to the bank and this will help me pay it off faster.

My financial situation:
I am a good candidate for this loan because My wife and I both have steady Jobs. Moving twice in the last year has caused us to rack up some credit card debt, but my Wife just found a better paying Job and we just finished building a new home. We want to get away from the 20+% rates the bank charges. This loan will allow me to make a nice dent in my credit card debt.

I pride myself in the fact that I have never been late or missed a payment for anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,820	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blooming-interest	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Budget Needed For Ad Company
Purpose of loan:
I am starting a ad company right now and it is going really good I am making quite a bit of money per day in profits.? I have attached screenshots of the earnings I am getting I started to advertise on some websites and it has jumped to over $200 a day in revenue right now.? I just need $10,000 right now to continue to grow the business to earn more daily revenue.? I am prepaying ad spots on certain websites and I just need more money to buy up more spots as I don't see the revenue I make until 60 days after.? This loan would not really be any high risk at all and payments would be made on time like clockwork.?

My financial situation:
I am a good candidate for this loan because I have a stable business that brings in good amount of revenue every month.? I have assest I can always sell off such as my websites I can sell for a good amount of money if needed to. I have a low debt to income ratio and I would have no problem paying back this small amount of loan.? Also I am getting a loan to create additional revenue added on top of what I currently make.? I am not getting a loan to pay off credit cards or anything just to make more money.

Monthly Income:? $11,000

Monthly Bills:
Mortgage: $1900.00
Car Payment: $550
Utilites: $250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,511	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skippergirl	Borrower's state:	California	Borrower's group:	Second Chances Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 96% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	2 ( 4% )	620-640 (Jan-2008) 580-600 (Nov-2007) 620-640 (May-2006)
Principal balance:	$1,544.51	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Business Loan
I am working full-time for someone else and would like to eventually work for myself. I have incorporated, I have a client and but I need to get liability insurance for my client. This will allow me to pay for my insurance, and leave me a few dollars in the bank to start my? business.

Your help to make my dream come true would really help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$262.37

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	6y 11m
Amount delinquent:	$24,528	Revolving credit balance:	$4,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Oualiequeen2	Borrower's state:	Texas	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	640-660 (Latest)
Principal borrowed:	$1,875.00	< mo. late:	1 ( 3% )	580-600 (Dec-2007) 600-620 (Nov-2006)
Principal balance:	$140.26	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Help put an end to Payday Loans
Purpose of loan:
This loan will be used to finally put an end to the payday loans and get back on track financially. For the past few months I have been trapped in the payday loan saga and it has been extremely difficult to get out the cycle. The problems come when you are paying every payday and the loan is not moving. Overtime, you end up paying twice or three times as much you originally borrowed. I want to put an end to the cycle and I desperately need your help. When I realized what I am paying for payday loans interest alone, it?s just crazy! In addition, some of the money will go towards real estate training. My husband and I have been actively involved in real estate for the past year and this option will allow us to get out of debt faster.

My financial situation:
I am a good candidate for this loan because I have actively involved in Prosper since 2006 and have been an excellent paying borrower despite what my credit might show. My credit is not excellent and that is because in the past, I?ve had some setbacks with my husband not being employed and although some items have been clearing, it takes a while before negative comments are removed. My situation has since been improved because my husband has been offered a job and this makes life much easier.

Monthly net income: $ 2,390

Monthly expenses: $ 2194 (including payday loan bi-weekly finance charges)
Housing: $ 776
Insurance: $ 188
Gas/Car expenses: $ 100
Utilities: $ 120
Phone, cable, internet: $ 135
Food, entertainment: $ 120
Clothing, household expenses $ 75
Credit cards and other loans: $ 180
Other expenses: $100
*Payday loans interest: $400

Once the payday loans are paid off, I can eliminate that high payment loan and concentrate on paying off my Prosper loan. I desperately need your help lenders. I need a second chance to get back on track.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$620.45

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	75%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$47,705	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	peaceful-gold0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards
Purpose of loan:
This loan will be used to? consolidate and pay off my credit card

My financial situation:
I am a good candidate for this loan because? i am a physician in residency and would be completing my residency in a years time. At this point my expected income would increase significantly allowing me to pay off my loans. I have acrued a significant amount of loans seeing myself through medical school. In the meantime I am able to service my debt payments as my major expenses (mortgage, car expenses etc) are covered by my spouse's income.

Monthly net income: $2600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400
??Clothing, household expenses $600
??Credit cards and other loans: $ 1200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	174%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$418	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	RN2B_USA	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Tuition Payment (BSN/RN)
Purpose of loan:
The purpose of this loan will be used solely to pay all fees due to the bursar?s office at Seton Hall University. I owe a balance of $5,500.00, of which I have secured support in the amount of $2,000.00. I need to be able to pay the total due amount so I may be granted permission by Seton Hall University to take the National Council Licensure Examination (NCLEX). In addition, this will also facilitate the release of my transcripts to the employers with whom I have been in contact. I graduated from the university with a RN/BSN degree, and I will be entering the profession as soon as I satisfy this obligation and obtain my nursing license.?

My financial situation:
I am a good candidate for this loan because I will entering the nursing profession, which is in high demand nationwide.? My income will allow me to pay all my student loans promptly, including the $3,500 that I am requesting from Prosper investors.

Monthly net income:?Upon passing my NCLEX examination, I will be granted my nursing license.? My monthly net income as a nurse will?range from $3,000 to $4,500.?Currently, I have sufficient income and support to make payments on the $3,500 loan request immediately.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$133.67

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	92	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,834	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dupa1998	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008) 640-660 (Jun-2008) 640-660 (Apr-2008) 620-640 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
HR w/good credit
Purpose of loan:

To consolidate and pay down?debt.

My financial situation:

Single mother, working to rebuild credit score, after custody expenses.? Employed with the federal governmnent for more than 18 years.??

Credit score is low, but as you can see, I do not have?any negative and/or?delinquent items.?

Previous proper borrower,?account paid back in less than 90 days.? There will be no problem with me paying for this?loan, if?funded.???

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1994	Debt/Income ratio:	35%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	24 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	84	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,717	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	diversification-canary	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff and consolidate credit cards
Purpose of loan:
This loan will be used to consolidate wellsfargo credit cards into one lower interest rate and easier to manage

My financial situation:
I am a good candidate for this loan because? i have a great history of paying debts, i have a great job and I am very marketable and my credit score is excellent and has been for the past 20 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.32%	Starting borrower rate/APR:	20.32% / 22.56%	Starting monthly payment:	$373.27

Auction yield range:	11.18% - 19.32%	Estimated loss impact:	10.46%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1990	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,681	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	1nyyank	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$5,592.77	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
"Debt Free Before Retirement"
Purpose of loan:
This loan will be used to?pay off credit card debt and student loans?I have acquired with four sons and six grandchildren.? I am trying to be smarter for my retirement and help myself first before I help others, then I can give back!? I would love to be debt free to help other on Prosper and not owe the government run banks or credit card companies none of my money.?

My financial situation:
I am a great candidate for this loan because? I have always been a great worker and have 24 years of teaching experience.? I went back to school and got another degree to increase my income by 7500.00 a year because I only have 8 more years to teach and wanted to bump up my retirement.? I had to take out a loan to do this.? But I want to be debt free in 3 to 5 years and not rely on anyone but myself to enjoy my retirement. I want to live my later years enjoying my 6 grandchildren and helping them fulfill their dreams by being a great role model.? I always pay my bills. And I am grateful for my first Prosper Loan.? And if my second loan is funded I can complete my goal and then I would like to become? Prosper investor and help others accomplish the same goals. America needs to get back to this way of banking and helping people!

Monthly net income: $ 3640.00

Monthly expenses: $ 2900.00
??Housing: $ 600.00
??Insurance: $ 259.00
??Car expenses: $ 324.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 152.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $ student loan $200.00
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$217.46

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$926	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ecstatic-treasure8	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing our family car
Last week we had a horrible tire blow-out on a new tire. Our family vehicle rolled, thankfully we were all safe, however our vehicle is totaled. We had a loan which we paid $200 a month, we never have missed a payment or paid late. We are both full time students, and as so are unemployed, we both receive financial aid, and use this money to pay our bills. We have been paying our car off with financial aid money for the past year. This becomes difficult when we need to get another car, because banks though they acknowledge that we pay bills with this money will not accept it as income. We work hard at our schooling and try to make extra money on the side, but the bottom line is we have never missed any payment be it rent, insurance, cellular, or car. We are responsible, reliable people who do not qualify for a conventional loan because we are young and in school, however we are still in need of a reliable car to transport our family. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1996	Debt/Income ratio:	42%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,860	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	6
Screen name:	maureen555	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Oct-2008) 600-620 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
GREEN & CLEAN Hawaii's North Shore
Purpose of loan:
This loan will be used to Expand my existing lunch catering business....things REALLY are going way better than planned, JUST 6 months ago i needed a new gig to add to the monthly income.? i started catering organic lunches 6 months ago, we are making money and we need a van and additional supplies to really expand this operation.? thanksfor your bid,

I am planning to pay off this loan early like i did the first loan i had with prosper, this will be the second.? i will pay off loan with grant money coming in Jan 2010,

so i went with high interest so lenders can make money on me and i will get funded this time around. thanks for the help you all out there. much love and aloha

?financial situation:
I am a good candidate for this loan because? I LOVE TO PAY MY BILLS ON TIME AS FAR AS WHAT PROSPER REPORTS TO YOU ON ME, well i have no lates and certainly not 17, for the past 3 years my credit is new and all current never late.? a gap from last bank loan 1996 for 8500. that was paid in full and on time, never late. the gap from 1996 after paying off 8500 moved to Hawaii with my 18 years son.? we lived here paying rent only for the first 7 years.? I bought a new car 3yrs ago to establish credit and then got some credit cards.? yes, like all americans i was to my limit on all accounts but i had to in this slow economy.i pay all my account on time and pride myself in that. so what prosper has shown me to be is not what i am. thanks. i plan on paying 3000. next week to reduce all my credit card debit to 0 and only use these cards if needed for emergency.? i am using my grant money for school to do this.? i need this 5000 now to invest in my catering business so i dont have to work doing massages so much anymore, pleasee help with that.?

Monthly net income: $ 3500. BUT INCREASING AFTER THIS INVESTMENT I CAN THEN BUY SOME INVENTORY AND THIS VAN..I? EXPECT TO INCREASE TO 10,000 MO

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 160.
??Car expenses: $ 400.
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ O THE BEACH IS FREE AND I COOK EVERYDAY FOR OTHERS, SO I REALLY NEVER SPEND OUT SIDE THE BOX A DIIME.
??Clothing, household expenses $ UNDER 50.
??Credit cards and other loans: $ 109.
??Other expenses: $ 75.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1984	Debt/Income ratio:	29%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,928	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	60	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	zoo123	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restored Victorian Restaurant
My husband and I have owned this 1892 Victorian former hotel since 1989.? We operate it as a restaurant and have a good going business.? In 2001? we began to restore the building inside & out.? We did almost all the work ourselves. ? We put all our cash & equity into it and we financed some of the restoration with credit cards.? We have never been been behind on mortgage payments.? We both work 14 - 16 hours a day seven days a week in the business?- we are very much a mom & pop business and all our children work here.? We would like to pay off our high interest credit cards with a Prosper loan.? Thank you.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$136.51

Auction yield range:	4.18% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	22 / 21	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$36,924	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	creative-point	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a credit card from a bank unwilling/unable to negotiate a lower APR.
My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and maintain a high level of financial integrity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.92%	Starting borrower rate/APR:	15.92% / 18.10%	Starting monthly payment:	$245.82

Auction yield range:	6.18% - 14.92%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1980	Debt/Income ratio:	39%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,034	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-prodigy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up Franchise Funding
Business: This start-up business is part of a nationally know franchise that services home and light commercial appliances. Franchise consists of a large protected territory in a huge midwestern city as well as access to a proven customer retention system.? Customer focus is on upper income households which tend to repair instead of buy new. ?Another facet of business is providing manufacture warranty work for both home and commercial businesses. Based on franchisor?s historical data we should see a first year net income of $29k, years 2 and 3 we should see net profits of $105k and $190k.

Purpose: Funding will be used as working capital during the first 4 months of the business which will begin December and last through March which is typically the slow months of the year. Funding will also be used to purchase advertising material, technician tools and parts inventory.

My financial situation:
As with most small startup companies, acquiring financing is tough in the current economy however I do have a good credit score of 690 with no bankruptcies. I?ve already put close to $70k into the business and by showing credit worthiness and business competency I?ve been fortunate enough to be awarded a sizable franchise by the franchisor.

My financial situation:
As with most small startup companies, acquiring financing is tough in the current economy however I do have a good credit score of 690 with no bankruptcies. I?ve already put close to $70k into the business and by showing credit worthiness and business competency I?ve been fortunate enough to be awarded a sizable franchise by the franchisor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,118	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	first-euro-admiral	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Redecorating
Purpose of loan: Redecorating My Already Pretty Home

My financial situation:
I am a good candidate for this loan because im very trust worhty and commited
Monthly net income: $ 4,500
Monthly expenses: $ 1,023.00
??Housing: $ 475.00
??Insurance: $ 71.00
??Car expenses: $ 0.00 paid for
??Utilities: $ 141.00
??Phone, cable, internet: $ 36.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$188.74

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,149	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevenm8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Website and Advertising
Purpose of loan:
This loan will be used to??

I am a self employed attorney.??I do not have a website for our?the firm and plan to create one.? This loan will be used for website design.?

We have inquired about obtaining a line of credit from our bank, but they will only provide a minimum loan of $25,000.? We do not need or want a loan that large.

My financial situation:
I am a good candidate for this loan because?

I have been self employed for?more than nine years and pay?most bills in full?each month.? However, clients have become slower to pay their monthly invoices because of the economy, and this creates a cash flow strain.??I believe that the website will generate new clients and will quickly pay for itself.

I have been a lender on Prosper for a year and a half, and have had only good experiences.? I want to test the market as a borrower.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1460
??Insurance: $ 565
??Car expenses: $?150
??Utilities: $ 100
??Phone, cable, internet: $?165
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 750 credit cards + $525 student loans
??Other expenses: $?160?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$270.20

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding My Business
Purpose of loan:
This loan will be used to pay down a little of my debt and expand my tutoring business. I will also use some of the funds to do a little home improvements as well, and finally use some of the funds to help my last child finish college
My financial situation:
I am a good candidate for this loan because I have? the ability to pay it back even early. I will?have more than enough?funds to?repay this loan early, as I will?have the ability to take part of my retirement funds in the very near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$849.03

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,908	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cwatlue24	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,144.86	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Beating the Recession
I recently bought my first home in May 2008.? I have been putting in a lot of working fixing it up since it was built in 1951.? However, there are still some improvements I would like to make such as refinishing the hardwood floors, tiling the kitchen, changing the kitchen counter tops and putting up crown molding in the living room and 2 bedrooms.? I have figured that these improvements will cost 10000.

I am asking for more money to help me consolidate a couple of loans I have.? The first loan I would like to consolidate is my first prosper loan.? My orginal loan amount was 7000 but I have paid it down to 3100? ahead of schedule.? My monthly payment is 297.? The other loan I would like to consolidate is my first car loan which has a balance of 4100.? My monthly payment for this loan is 211.? Combining these two payments will save me 500 dollars a month and will allow me more flexibility to pay this new prosper loan.? I have asked for about 3000 in extra money on this loan in case I run into unexpected expenses in my home improvements.

I am a?great? candidate for this loan because I have a very good job as a Registered Dietitian at a dialysis center.? I have a great amount of responsibilty at my job which carries over into my personal life.? In addition I have job security which is vital in these economic times.

My monthly budget is as follows:
Monthly income (after taxes and retirement):? $4600
Mortgage: 1246.00
Utilities/Internet/Cable: 200
Cell Phone: 75.00
Car Insurance: 125.00
Current Credit Card Payments:? 150.00
Car Payment 1: 216.00
Car Payment 2: 350.00
Prosper Loan: 297
Groceries: 250.00
Gas: 150.00
Entertainment: 150.00

Total Expenses: 3110.00

Money left over: $1490.00

I will have more than enough to be able to pay back my prosper loan every month.

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	28%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,078	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aviator77	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 620-640 (Jan-2008) 620-640 (Dec-2007) 600-620 (Dec-2006)
Principal balance:	$2,816.86	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Add on Sport Pilot Inst. Rating
Purpose of loan:?
Relisted for a lower amount to buy a block of flight time to expedite building flight time hours for LSA instructor add on.

My financial situation:
I am a good candidate for this loan because I have already established a perfect repayment record Prosper?that enabled me to finish?flight training and continue to add on advanced ratings. My credit score has steadily increased due in large part to my repayment history with Prosper. Monthly net income: $ 4,900

Monthly expenses:?
??Housing: $?1491
??Insurance: $ 70
??Car expenses: $ 680
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 630
??Other expenses: $ 50
?????????????????????????????????? Total: $ 2650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1989	Debt/Income ratio:	54%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 0m
Amount delinquent:	$210	Revolving credit balance:	$10,856	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	consummate-p2ploan	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off small loans and
Purpose of loan:
This loan will be used to? pay off small loans and medcial expences????

My financial situation:
I am a good candidate for this loan because? i have always paid my bills and I',m not behind on anything

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 557.00
??Insurance: $ 208.00
??Car expenses: $ 889.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 950.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,996	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	durable-peace	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements
Purpose of loan:
This loan will be used to? I recently inherited an older house that is 100+ years that old that has always belonged to my family. My plan is to totally remodel this home.

My financial situation:
I am a good candidate for this loan because? My credit score is in the upper 700s, been employed as a RN in the same job for 15+ years. My debt to income ratio is great.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	24%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$198	Revolving credit balance:	$18,982	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	interest-renaissance6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Website Construction and Hosting
Purpose of loan:
This loan will be used to finance the construction and hosting of my business website.

My financial situation:
I am a good candidate for this loan because I?am solvent enough to meet my monthly obligations (revolving credit and Household expenses) and as my credit history indicates,I have no delinquencies and alway pay my bills on time.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$158.36

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	26%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,001	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-investment0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Thank your for viewing my listing, I would like to use this loan to pay off three of my credit card balances and avoid shifting interest rates. While also proving to the Prosper lenders that I am a creditworthy borrower.

My financial situation:
I am a good candidate for this loan because I have a steady job, I have been with my agency over four years. I am also a basketball coach outside of my full time job. I have worked extremely hard over the past 5 years in order to improve my credit history; I have consistently made all payments on my credit cards and auto loan over the time period. All my accounts are in good standing and this loan will help erase the headache of increasing interest rates on my credit cards. The loan would remove a bulk of my debt and allow me to repay the loan in full before the three-year time limit.

Please feel free to contact me if you have any questions.

Monthly Net Income: $2300+
Monthly expenses: $ 1540
??Housing: $ 650
??Insurance: $916 (paid every 6months)
??Car expenses: $ 265
??Phone, cable, internet: $ 125
? Credit cards: $ 350
? Other expenses: $150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.49%	Starting borrower rate/APR:	11.49% / 13.62%	Starting monthly payment:	$98.91

Auction yield range:	4.18% - 10.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,882	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	treasure-strawberry	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff and grad school
Purpose of loan:
This loan will be used to pay off a couple of credit cards so that I can begin graduate school.?

My financial situation:
I am a good candidate for this loan because I?am a responsible person. ?I am an elementary public school teacher and have been working at this school for almost four years. ?I joined the military at 18 to pay for my college.? After my enlistment I finished my teaching degree in three years and was employed immediately. ?I would like to consolidate my credit cards before I continue my education?to become a school media specialist (school librarian).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,691	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exact-loan9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower rates
Purpose of loan:
To payoff higher rates to get my score back up over 740.

My financial situation:
I am a good candidate for this loan because? I am the Sales and Service manager of a local community bank, which gives me the financial knowledge.? I have a budget that I have created and I can make the payments on time.? I just need the opportunity to get ahead.? I have a consistent cashflow and I am looking for a loan to increase that cash flow.

I make $2800 a month after taxes.? 950 goes to rent, 350 to car, 100 to cell and the rest to a few credti cards.? Unfortunately, I have had my rate increase from Chase and 2 other companies because they felt like it.? I have not been late on any of them.? Now I have not had the opportunity to get ahead.? WIth the extra cash that I have every month I can definitely make my payments and can probably pay it off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$76.31

Auction yield range:	8.18% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1978	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	determined-capital4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College tuition
Purpose of loan:
This loan will be used to pay for college.? I am currently employed and a computer software company and would like to advance my career with the proper training.?

My financial situation:
I don't make very much a year.? I am paying off credit card debt and I have two small children.? I am a single dad so they are my first priority.? College could really set me in the right direction in obtaining the career I've always wanted.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	25%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	11y 4m
Amount delinquent:	$76	Revolving credit balance:	$6,000	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dad2boys	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	540-560 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Card companies raised our rates!
Hello lenders. I will make this as to the point as possible. I must use my own personal vehicle for work and pay for it out of pocket. I drive about 40,000 miles a year. Last year when gas prices spiked, we ended up using credit cards to get by. It seemed like a good idea at the time, we were paying good sized chunks off every month. By the end of the summer, we had recieved notices from every one of our credit card companies stating that our rates were going to go from the 11's to 25% and in two cases, 29.99%. We did nothing to warrant that, always paid on time and often, in full each month. So now I'm done. D-O-N-E with them. I want to consolidate and hopefully lower my rate. They have already been cut up.

The DQ on the list has been paid, but the creeps will not remove it.? It's a dental bill from 2005.

My score is suffering because of the balances on these cards.? Please help?us be free of those life sucking money vampires!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1991	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,911	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	fund-octave	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to expand our business.

My financial situation:
I am a good candidate for this loan because my insurance agency?is growing fast. We are able?to save?our clients over 40%?on their annual insurance premiums.?

Monthly net income: $ 5,833

Monthly expenses: $
??Housing: $?700
??Insurance: $?60
??Car expenses: $ 663.96?
??Utilities: $?80
??Phone, cable, internet: $?40
??Food, entertainment: $?
??Clothing, household expenses $?
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2003	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,717	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nickel-aurora	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card!
Purpose of loan:
Hello,
I'm requesting this loan to help towards paying off my high interest credit card. The debt accumulated during a period of unemployment and am now looking to pay it off within the shortest amount of time possible.

My financial situation: The debt accumulated during a period of unemployment after a medical discharge during basic training. I found myself unexpectedly back home and in an economy where finding a job was much much harder. My main concern and purpose right now is to pay off the debt I have incurred so I can return to school. I have been employed for a year and a half with my current employer, we are always short staffed in my department so my position is very stable. My car is paid off in full and in good running condition. My bills are paid on time and my poor credit score is due to most of my available credit being in use. I am looking for a surge of money to help me combat the interest so I can continue to put as much money towards the credit card as possible until it is paid off.

Monthly net income: $ 2000.00

Monthly expenses: $
? Car expenses: $ 150.00
? Phone, cable, internet: $ 80.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1500.00 - $1800.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$673.78

Auction yield range:	3.18% - 11.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1999	Debt/Income ratio:	27%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,852	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-innocent-penny	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement and Furnishings
Purpose of loan:
This loan will be used to repair home (painting, railings, kitchen counters, etc).? It will also be used for home furnishings (sofa, entertainment center, beds, etc)

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and also a great score (750+ as of 09/29/2009).? I have only a few payments. 1st one is my student loan ($126/month) - I pay $200 and I am way ahead of my schedule - I also have been paying since 4 years. The other payment is a BMW lease that has 1 payment remaining (to be paid Oct 3rd).? My mortgage is paid for by renters.? I have an monthly income of $7083.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	3%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	34	Length of status:	28y 1m
Amount delinquent:	$602	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worthy-point	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel bathroom and kitchen
Purpose of loan:
This loan will be used to remodel a bathroom that is in desperate shape, and replace a kitchen floor that has ripped and torn linoleum.? I will be able to replace the tub and shower, purchase tub/shower fixtures,have the room painted, and replace the kitchen floor with nice tile.? This remodel will greatly improve the look of two rooms and the market value of my home.

My financial situation:
I am a good candidate for this loan I am reliable, honest, and dependable.? I have worked at the same company for over 28 years, and during that time, have missed only a few days due to illness.? My credit score does not reflect the kind of person I am, because of some unforeseen changes to my life (divorce for one).? I would appreciate the opportunity to work with a lender that looks beyond numbers.

Monthly net income: $ 3647.00

Monthly expenses: $
??Housing: $ 1,043
??Insurance: $ 370.00 (House and Car)
??Car expenses: $ 200.00
??Utilities: $ 185.00? (Electric and Water/Trash)
??Phone, cable, internet: $ 300.00 (Phone, cell phone, internet, satellite)
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$328.24

Auction yield range:	11.18% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,030	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	btsjr61	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$3,625.05	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off High Line of Credit
Purpose of loan:
This loan will be used to? pay off a 2 high finance charged line fo credit, once paid off these accounts will be?closed as I will no longer have a need for them. Even at a higher interested rate that I have posted the payments will still be less than my current payments.

My financial situation:
I am a good candidate for this loan because? the monthly payments will fit into my monthy budget and get ride of the high line of credit charges. And if you look at my past history I have paid on time ALL of my debts.

Monthly net income: $ 3119.02

Monthly expenses: $?2141.12
??Housing: $
??Insurance: $ 99.00
??Car expenses: $ 430.13
??Utilities: 250.00
??Phone, cable, internet: $ 17.99
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 694.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$366.54

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,211	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	focused-bid	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student bills!
Purpose of loan:
This loan will be used to pay off my credit card bills. The reason that I accumulated so much debt is that illness in my family forced me to take on many college expenses I did not initially expect. Because I was a full-time student at the time, and had no job, I needed money quickly and could only get it through credit cards. Credit card interest rates have gone so high, though, that consolidating my debt in this way seemed to be the best way to pay off my bills as quickly as possible, while avoiding the ruination of my credit score.

My financial situation:
I am a good candidate for this loan because I am responsible with money. I did not get into this amount of debt from foolish spending or from carelessness (please see above). I am diligent and hard-working, and have two jobs (though I was only able to enter one on this site). I have very low monthly expenses, as I live at home, and can easily make my payments. I've never been in trouble with the law, and am described by many as one of the most responsible people they know. Something I'd like to clarify: the main job I have listed is as a waiter. I cannot provide tax information on that because I have only started it recently, and 1) don't have enough supporting paperwork and 2) since my income is based off of tips, not salary, any official documentation would be a grossly inaccurate measure of my income. I will be more than happy to answer any questions you have, so please feel free to ask.

Monthly net income: $ 1,500

Monthly expenses: $ 600
??Housing: $100
??Insurance: $
??Car expenses: $100
??Utilities: $
??Phone, cable, internet: $100
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	5y 9m
Amount delinquent:	$6,459	Revolving credit balance:	$7,445	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	opportunities	Borrower's state:	California	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-720 (Apr-2007)
Principal balance:	$1,984.80	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay taxes
Purpose of loan:
This loan is to pay my taxes.

My financial situation:
I used most of my traditional credit and savings to setup a pest control truck which allows me to have more income from my second job.? I am bringing in more money now, and it is just a matter of time to get caught up from the investment in the pest control.? I have a couple of negative marks remaining from actions of my ex wife during our divorce and my debt percentage is a little high for traditional credit avenues from getting my pest control truck set up.? I am hopeful my track record with prosper and my other creditors, along with the prosper process will help me get this loan funded. ?

My monthly budget:
Mortgage/rent: $1903.00
Home Owners: 200.00
Insurance: $101.00
Car expenses: $360.00 (just car payment, employers cover gas expense)
Utilities: $150.00
Phone, cable, internet: $50.00
Food, entertainment: $300.00
Clothing, household expenses $100.00
Credit cards and other loan payments: $515.00
---------------------------------------
Total monthly expenses: $3679.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$393.55

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	5y 11m
Amount delinquent:	$8,361	Revolving credit balance:	$12,192	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rmmedina1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save my home!
Purpose of loan:
This loan will be used to?get my mortgage current.

My financial situation:
I am a good candidate for this loan because?I've been trying to work with Countrywide/Bank of America since October 2008 when I was getting ready to go out on maternity leave.? I've had the same employer for six years.? I hold a graduate degree.? I bought my house in 2006 (yikes) and although thank God we didn't over pay by too much, we did sign on for a hybrid adjustable rate loan...everyone, and I mean EVERYONE thought they would be able to refinance three to four years later right?? Wrong.? I never missed a payment, till May 2009.? I requested that my rate be lowered, or my loan refinanced, to prevent default.? They completely ignored me.? HOPE for homeowner's doesn't work.? Contacting my Congressman didn't work (my taxes paid for billions to be given to BoA to "remove bad loans" from their books).? I'm still working with ACORN for a year now...and still no response from them either.? I am on time with ALL my other bills.? I haven't been late with a bill in at least 10 years...till this year of course.

Monthly net income: $6300

Monthly expenses: $
??Housing: $2800 + 366 (two loans...first loan is with BoA and is late.? Second mortgage modified the terms and I've NEVER been late).
??Insurance: $260
??Car expenses: $350 (I own two vehicles, one that I paid off early, and this vehicle which I've NEVER been late on a payment with.? Will be paid in full in less than three years, and 700/mo payment is shared with my husband).
??Utilities: Oil $250 + Light $140 + Water & Security?which is less than $10/month.
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $0 HA I haven't been shopping for personal things in YEARS.?
??Credit cards and other loans: $350 (I consolidated ALL my credit cards with CareOneCredit...they negotiated lower interest rates for me, and I will be credit card debt free in four years...all accounts have been?CLOSED by me).
??Other expenses: Half of the monthly daycare for my youngest $687/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	12%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,257	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	integrity-trumpet	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ga Flood Help
Purpose of loan:?I live in Georgia, and as many of you know we recently hit?by serious rain and flooding. This has made me my family incur unsuspected expenses and losses. This loan is going to help me and my family get back on our feet and?supplement current income I have.?We need some financial assistance?to help keep us afloat and be able to get our family back on our feet and back to some sense or normality. Any help would be greatly appreciated?My

Financial situation: I am a good candidate for this loan because? I do have a full time job that is stable and I have been employed for a long period of time. I am able to make monthly payments on a timely basis to repay this loan and willing to have payments directly deducted from checking account automatically. Payments will come out of my account at the same time every month insuring on time payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	6.59%
Lender servicing fee:	1.00%	Estimated return:	10.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$274,374	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	prudent-worth5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling
Purpose of loan:
This loan will be used to? remodel my store by buying wallpaper, new chairs and tables, lights, flooring; it's mostly cosmetic work to my store.

My financial situation:
I am a good candidate for this loan because?I intend to stay at my current location and my business does 20% more in sales than my competitors and my sales have increased for the last four years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1992	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 0m
Amount delinquent:	$80	Revolving credit balance:	$48,405	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-return	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	10%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$5,212	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	j42472	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate, establish credit
The Picture:

? I'm the guy in the Tan shirt, I'm interviewing someone about the art show they're participating in.

Purpose of loan:

I need to build credit here, I was doing a 1000 loan but the fee was too high so I'm going for 2K (the 3% fee is just over the minimum 50 bucks)

The delinquency:

That's?a fake debt - I had a Sears credit card that was written off, a collection agency bought the debt (which I no longer owed) and filed a deliquency against my credit.? The collection agency is dirty, so I'm researching how to get that off my report now.

My financial situation:

I work for a software company that makes software for the financial industry, i.e. stockbrokers.? I take home over $700 a week and my wife and I could easily live on my paycheck (including paying our debt) and use hers for savings.? She takes home about $500 a week, and we have a renter/roomate who pays $500 a month.

I have loaned a small amount of money on prosper in order to generate income, and I am a "cranky yankee" when it comes to spending money.? I recently laid out a budget by taking actual entries from my checkbook and bank statements and classifying each entry into the categories below.? These numbers represent my actual monthly spending.?

I live on cash now, I have 6 months' expenses sitting in the bank, and I'm just trying to repair my credit for future needs.

Monthly net income: $ 6,500.00 (approx)
Monthly expenses: $?4,547.97
rent? ?$? 1,200.00?
wife ?debt? ?$???? 730.00??
groceries? ?$???? 450.00??
my debt? ?$???? 401.10??
car repairs? ?$???? 262.67??
dry cleaning and laundry? ?$???? 117.60
hair? ?$???? 175.83??
new clothes? ?$???? 166.67??
heating oil? ?$???? 150.00??
entertainment? ?$???? 130.00??
gasoline? ?$???? 125.00??
car insurance? ?$???? 109.95??
telephone? ?$???? 100.78??
health clubs? ?$????? 156.00??
cable internet? ?$????? 68.24??
transportation? ?$????? 59.00??
house gas? ?$????? 58.82??
electric? ?$????? 53.81??
parking? ?$????? 32.50

So part of the 1100 that's going to credit card payments will go to this loan, and hopefully will build my credit so I can go for the 10K loan next time.

To the 2 people who stiffed me on loans, I hope your situation improves, you realize your mistake and make up for it by loaning on prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$140.63

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	471%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,485	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ccdap	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off all credit cards
Purpose of loan:
This loan will be used to pay down the remaining balance on?two of my?3 credit cards. The balance is a little less than $2,500.00 (highest balance of the 4)?and the interest rate is extremely high. I will use the remaining $1,500 to pay off a second card (second highest balance)?where my interest rate is about 1-2% lower than the largest card.

My financial situation:
I am a good candidate for this loan because I graduated college 1 year and 10 months ago with a large?burden of credit card debt. Since that time I have worked carefully to pay down more than 60% of my credit card debt along with my student loan payments. I have been working full time for that 1 year and 10 months, and have a running budget for every week of the year?to make sure I can meet my obligations. Currently I live with two roommates who are friends from college (known for 6 years)?and we split rent, utilities, and cable three ways. We have just signed another lease for 12 months to live together as well, this has helped me save money. I?know paying off these two credit cards will substantially increase my net income helping to pay off this loan. I have not?made any purchases on any of my 4 credit cards for the past 2 years and 6 months and I do not plan on using them either. I am going to keep the other two as the rates on them are lower and the balances are low as well.

Monthly net income: $2100.00

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 60.00
??Car expenses: $?40.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 150.00
??Clothing, household expenses: $ 75.00
??Credit cards and other loans: $ 350.00
??Cell phone: $ 50.00
? Gas: $ 40.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	32%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	12y 5m
Amount delinquent:	$357	Revolving credit balance:	$3,846	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-producer8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying debt to start clean slate
Purpose of loan:
This loan will be used to?
to pay off my debt and start a clean slate
My financial situation:
I am a good candidate for this loan because? I do pay my debts on time.? I got caught in several unexpected family expenses.? I earn good money and consolidating all my debts into one payment would be a stress-reliever.

Monthly net income: $
3800????????????
Monthly expenses: $
??Housing: $ 612
??Insurance: $
??Car expenses: $ 700
??Utilities: $ 130
??Phone, cable, internet: $ 55
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,591	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enchanted-euro	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To restructure existing loans
Purpose of loan:
This loan will be used to pay off some high interest debts.

My financial situation:
I am a good candidate for this loan because I earn a good salary.? One by one I am finishing off my debts. I completed payment on my SUV.? I paid off debt related to medical bills.? However, I have some other old high interest debts which I would like to reduce using this fund. I have enough money left to pay of this loan in time.?

Monthly take home income $4,600

Expense.
Mortgage $1835
Credit Cards$ 525
Utilities $ 400
Gas/Insurance/Misc $300
Phone $125
Grovery etc.? $200
Misc. $200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.05%	Starting borrower rate/APR:	33.05% / 35.47%	Starting monthly payment:	$176.56

Auction yield range:	14.18% - 32.05%	Estimated loss impact:	16.18%
Lender servicing fee:	1.00%	Estimated return:	15.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2003	Debt/Income ratio:	28%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,393	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Invest_GA	Borrower's state:	Georgia	Borrower's group:	Outdoorsmen of America
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	620-640 (Aug-2009) 660-680 (Sep-2008) 580-600 (Aug-2007) 580-600 (Jun-2007)
Principal balance:	$1,903.80	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
*Solid Investment*
Purpose of loan:

I am seeking a loan in order to pay off one of my credit cards (Bank of America @ 29.99%). This loan will reduce my monthly payments.?

My financial situation:

I have a stable position with a?Fortune 500?company. I have over $26,000 in my retirement account. I am active lender, with?a?couple?loans.?My financial situation improved?tremendously?because of?my first Prosper loan. Thanks?to all the lenders that took a chance on a "E" grade borrower. I used it to help pay off ALL my deliquent accounts.

My credit score has increased?over 100 points.My current scores are EX 685 EQ 681 TU 705. I have not been late or missed a payment in the last 3 years. Since joining, I have introduced several friends to Prosper. One of them?has a?active loan in good standing.

I have paid my previous lenders a great interest rate faithfully?for 2 years. I invite you to take advantage of a great opportunity to do the same.
I will pay back?this loan?on time.?
Thank you for considering my loan request.

Monthly net? income: $2500

I usually work about 45 - 50 hours a week. I receive a quarterly bonus of about $750.00.

Monthly expenses:?$1810

Housing: $ 560.00
??Insurance: $ 60.00
??Car expenses: $?75.00?
??Utilities: $ 120.00
??Phone, cable, internet: $?55.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 640.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$835.50

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	17%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,510	Occupation:	Executive
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BusOwner1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Short Term Business Cash Flow
This is our second prosper loan. We paid the first loan completely, always on time. We used the first loan to grow our business and would like the second one for the same purpose. We have been in business for over 18 years, have over $2 million in annual?sales,?have 18 employees?and have operated without the need of a line of credit. Our products are sold to government, and so have a?long payment cycle. We are looking at this Prosper.com loan as a simple way of funding from time to time while we wait for government payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,017.81

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1980	Debt/Income ratio:	48%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$4,561	Revolving credit balance:	$5,042	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-entertaining-interest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Do you want easy money?
Purpose of loan:
This loan will be used to? erase debt and home inprovements.

My financial situation:
I am a good candidate for this loan because?I can know afford to pay all bills?early to be debt free in 2 years.?

Monthly net income: $ 7500

Monthly expenses: $?2800????????????????????????????????????????
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2000	Debt/Income ratio:	173%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-daisy	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
building my credit
Purpose of loan:
This loan will be used to build credit. I am also trying to help my family with some expenses. I also need a little cash flow for a new job i am starting at the beginning of October.

My financial situation:
I am a good candidate for this loan because? I am a responsible person who pays my bills on time, I have no real expenses except for food and gas. I will be keeping my current job that brings in about 800.00 a month and am starting my second job at the beginning of October, that will bring in 1200.00 a month+ Commission. I do show a vehicle loan on my credit but this amount is paid by my husbands income. It was required for our vehicle insurance that i be on all loan and title documents.

Monthly net income: $ 800.00 Current and 1200.00 after October totalling 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 36
??Car expenses: $ 50
??Utilities: $?30
??Phone, cable, Internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1983	Debt/Income ratio:	7%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	33	Length of status:	35y 1m
Amount delinquent:	$334	Revolving credit balance:	$1,826	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	65	Homeownership:	No
Inquiries last 6m:	2
Screen name:	direct-duty4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing necessary home improvements
Purpose of loan:
This loan will be used to complete?
necessary home improvements and to pay off a school loan.
My financial situation:
I am a good candidate for this loan because even though I had to deal with a BK 13 when a family member took advantage, I am 16 months out of a successful completion of this.? I have more than enough income to carry a loan payment, and I ALWAYS had excellent credit prior this dreadful experience!? I am a long time employer of a school district (33 years) as a teacher.? I?simply wish to try to reestablish my good credit.? I just need a chance.??

Monthly net income: $ 7500

Monthly expenses: $
??Housing: $ 2244
??Insurance: $ 0
??Car expenses: $ 298
??Utilities: $ 150
??Phone, cable, internet: $ 85
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.77%	Starting borrower rate/APR:	30.77% / 34.17%	Starting monthly payment:	$78.17

Auction yield range:	8.18% - 29.77%	Estimated loss impact:	7.19%
Lender servicing fee:	1.00%	Estimated return:	21.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1991	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$81,305	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Spandex5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Jan-2008) 620-640 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off some CC debt
Purpose of loan:
I will use this loan to pay off a credit card.? The issuer said they have no lower rate.

My financial situation:
I am a good candidate for this loan because I have an excellent income & low housing cost?so this loan will help me improve my financial situation?by paying debt.??While I concentrate on making money trucking.

Monthly net income: $ 3875

Monthly expenses: $
??Housing: $ 600
??Insurance: $?0
??Car expenses: $ 170
??Utilities: $77
??Phone, cable, internet: $ 110
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $ 300
My union job pays all my insurance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1994	Debt/Income ratio:	31%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	25 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$69,766	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-blueberry	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate and pay off my high-interest credit card debt.

My financial situation:
I am a good candidate for this loan because I have a secure Federal job with the Department of Health and Human Services and?an increasing earning potential with a law degree and a Masters in Public Health.? Most importantly, I love my job and will?remain gainfully employed with the number one goal of paying off all of my debt in the very near future.? I have a perfect debt repayment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,141	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	refined-transparency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our Bookstore Buying Used Textbooks
Purpose of loan:
The loan proceeds are to be used almost entirely on the purchase of used textbooks from students at Texas State University (30,000+ undergrads). About 5-8% may be used for advertising to let more students know they can get a higher buyback at our bookstore and buy their textbooks for less. As it is now, we do not advertise at all. Even so, simple word-of-mouth has brought in 350 textbooks 2 semesters ago, and 650 textbooks last semester, which we aquired at an average of $34.00 per textbook. We held these textbooks for an average of 2 months and sold each one directly back to the students or online (guaranteed sale) at an average of 160% of the price we paid (60% profit margin). It's very little work, and the system has been in place for over a year and works without errors. If we were to advertise, business would very likely pour in at 3-4 times the rate it does now. It is possible for us to offer more and sell for less because of the very large profit margin enjoyed by our main competitor, Colloquium Books (www.bobcatbooks.com). Their profit margin can be examined at any one of their sister sites found at www.rothers.com. You can see the buyback price and sale price of each textbook at their sister sites, but not at Colloquium's site, because of us. They took their buyback offers down when they learned we were giving more and showing students the proof.

The loan is required because the textbooks have to be purchased when one semester ends and not one can be sold until the start of the next semester, which is an average of 2 months later. If they are sold early, not nearly as much profit can be earned; therefore, the interest on the loan is very worth paying to be able to buy and profit from as many textbooks as possible.

My financial situation:
I have good credit with no delinquencies. My credit cards are under control and when we're not holding textbooks they are paid off completely. I own my own home, which is valued at $105,000 and I owe only $72,000 after one year. I have never been a spendthrift. I have excellent control over cash flow. My assets, both business and personal, have a conservatively-estimated fair market value of $32,000.

Monthly net income: $

$4300 (average throughout the year)

Monthly expenses: $
??Housing: $ 673.00
??Insurance: $ 120.00
??Car expenses: $?90.00
??Utilities: $?350.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $ 850.00
??Clothing, household expenses $ 240.00
??Credit cards and other loans: $ 91.04
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$191.11

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,702	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-comet8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Commuter car for son
Hello All,
I am in need of a loan. My son has decided he wants to attend San Jose State University next semester, so I need to purchase him a little Honda to get him back in fourth to school. I take my credit very seriously and I assure this loan will be paid back to you on time. I make anywhere from 60k to 75k a year. I bring home about 4k a month and my monthly expenses add up to around $3,200. I am a single dad and he is my only child.

Thank for looking
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	21.43%	Starting borrower rate/APR:	22.43% / 24.70%	Starting monthly payment:	$288.10

Auction yield range:	17.18% - 21.43%	Estimated loss impact:	20.22%
Lender servicing fee:	1.00%	Estimated return:	1.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1994	Debt/Income ratio:	37%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,893	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LittleKellyD	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$2,727.31	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off High Interest HSBC Loan
Purpose of loan: Bill Consolidation
This loan will be used to? pay off high interest credit cards and personal loans

My financial situation:
I am a good candidate for this loan because? . I have an existing Prosper Loan that I have used to pay off high rate credit cards, have not missed a payment, and I am now wanting to take another step forward? by paying off a high rate loan from HSBC. The interest rate is 35%, and I am not making any progress with it. The current balance is around $8500, and I have some savings to make up the difference.?My husband pays our mortgage and living expenses.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.